  Exhibit 99.1

Amarillo Biosciences, Inc. Enters into a Securities Purchase Agreement to Foster New Growth

December 30, 2020

Amarillo, TX, December 30, 2020 -- Amarillo Biosciences, Inc. (“we”, “ABI” or the “Company”), (OTCBB: AMAR), a company engaged in low-dose non-injectable interferon research, announced today that it has entered into a Securities Purchase Agreement (“Agreement”) with a strategic investor, Ainos, Inc., a Cayman Islands corporation (“Ainos”) focused on advanced technology diagnostic medical devices and artificial intelligence consumer healthcare solutions. Ainos develops and manufactures point-of-care testing (“POCT”) rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection. Ainos POCT delivers test results rapidly utilizing biosensors and artificial intelligence algorithms for volatile organic compound (VOC) analysis.

Pursuant to the Agreement, upon the closing, ABI will issue 100,000,000 shares of common stock at $0.20 per share to Ainos in exchange for certain patent assignments. The issuance of these shares to Ainos will require an increase in the number of the Company’s authorized shares of common stock. If the transactions contemplated by the Agreement close, Ainos is anticipated to become ABI’s majority shareholder and will have the right to designate a new Board of Directors and the Company’s name will also be changed to “Ainos, Inc.”

The closing of the transactions contemplated by the Agreement is contingent upon satisfaction of certain conditions including the approval of the terms of the Agreement by ABI’s shareholders. Under the terms of the Agreement, the Company will file a proxy statement or information statement, which shall include the recommendation of the Company’s Board of Directors that the Company’s shareholders approve the Agreement and authorize the transactions contemplated thereby.

The Agreement is intended to be part of a broader strategic transaction to augment the Company’s business growth whereby Ainos is expected to contribute additional resources to the Company, including a new product line of novel POCT rapid test kits and potentially working capital in the form of a loan, convertible notes, or acquiring other debt or equity securities of the Company.

“We are delighted to have Ainos as a strategic investor. We believe this transaction will unite our capabilities to spearhead innovation in medical diagnostics and accelerate the Company’s path to product commercialization,” said Stephen T. Chen, Chairman & CEO of ABI.

Commenting on the transaction, Ainos’ President, Mr. Chun Hsien Tsai said: “This transaction is an important and exciting moment for Ainos. ABI presents Ainos with a unique opportunity to further develop its corporate business platform, and we look forward to working with ABI to assist in taking the Company to the next level in terms of growth and expansion.”

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A or an information statement on Schedule 14C. Promptly after filing its definitive proxy statement or information statement with the SEC, the Company will mail the definitive proxy statement or information statement to each shareholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT OR INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement or information statement, the preliminary proxy statement or information statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following:

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the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise;
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the failure to obtain shareholder approval;

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the risk that the transaction does not close when anticipated, or at all;
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matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction;
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there may be a material adverse change of the Company, or its business may suffer as a result of uncertainty surrounding the transaction;
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the transaction may involve unexpected costs, liabilities, or delays;
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the Company’s limited cash and history of losses;
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the Company’s ability to achieve profitability;
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heated competition and rapidly advancing technology in the Company’s industry that may outpace its technology;
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customer demand for the products and services the Company develops;
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the impact of competitive or alternative products, technologies and pricing;
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the Company’s ability to manufacture any products it develops;
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general economic conditions and events and the impact they may have on the Company and its potential customers, including but not limited to the impact of COVID-19;
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the Company’s ability to obtain adequate financing in the future;
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the impact of promulgation and implementation of regulations by the U.S. Food and Drug Administration (“FDA”) and by foreign governmental instrumentalities with functions similar to those of the FDA on the Company’s operations and technology;
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lawsuits and other claims by third parties or investigations by various regulatory agencies governing the Company’s operations;
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our success in managing the risks involved in the foregoing items.

Any forward-looking statement made by us in this press release speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this press release are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

About Ainos, Inc.

Ainos, Inc. is a Cayman Islands registered company with offices in Taiwan. The company is a subsidiary of Taiwan Carbon Nano Technology Corporation (TCNT) Group, a pioneer in the advanced material industry, specializing in carbon nanotube and graphene. Ainos develops and manufactures biosensors and diagnostic point-of-care testing (POCT) rapid test kits that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection. Ainos POCT delivers test results rapidly. Powered by a market-leading volatile organic compound (VOC) AI algorithm and biosensors manufactured with advanced semiconductor technology, testing with Ainos POCT only requires volatile organic compounds from sources including breath. Ainos POCT offers companion mobile apps, creating new opportunities for telehealth community. The company is also engaged in the integration of existing semiconductor technology and carbon diagnostic technology to establish standardized AI related sensor components—which can be deployed in the fields of biomedicine, IOT (Internet of Things) and Big Data. Ainos owns nearly 30 technical inventions patent(s) with various applications in consumer healthcare and medical device products.

About Amarillo Biosciences, Inc.

Amarillo Biosciences, Inc. (ABI) is a diversified healthcare company engaged in the discovery and development of pharmaceutical and biotech products.  Our goal is to introduce novel products that actively stimulate and rejuvenate the human body to combat disease and enhance the ability to heal.  We engage in the advancement of low-dose non-injectable interferon as a therapeutic treatment for numerous indications such as thrombocytopenia, Sjögren’s syndrome, hepatitis C virus (HCV) and influenza.  ABI primarily operates through three divisions:  Pharmaceutical, Medical and Consumer.  The Pharmaceutical division leverages a proprietary library of over a hundred scientific and clinical data studies on various human and animal applications of low-dose interferon, for patent licensing and commercialization opportunities with global partners.  The Medical division is focused on developing an innovative, state-of-the-art technology to treat metabolism related diseases such as Type 1 and Type 2 diabetes in Asia.  The Consumer division includes a range of nutraceutical and food supplement products that utilize our unique liposomal delivery systems.  ABI currently has offices in the United States and Taiwan.

Contact:

Company

Amarillo Biosciences, Inc.
Lawrence Lin
(806) 376-1741
llin@amarbio.com